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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JULY 20, 2005

                Date of Report (Date of earliest event reported)

                        VASO ACTIVE PHARMACEUTICALS, INC.

             (Exact name of registrant as specified in its charter)

         DELAWARE                                                 02-0670926
(State or other jurisdiction                                    (IRS Employer
     of incorporation)                                       Identification No.)

                                    001-31925
                              (Commission File No.)


                 99 ROSEWOOD DRIVE, SUITE 260, DANVERS, MA 01923

           (Address of principal executive offices including zip code)

                                 (978) 750-1991

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

         ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On July 20, 2005, Vaso Active Pharmaceuticals, Inc. (the "Company") entered into a brokerage agreement (the "agreement") with Ferolie Corporation d/b/a Eastern Sales & Marketing (ESM), of Montvale, New Jersey. Under the agreement, ESM will be the Company's exclusive agent to sell all of its products offered for sale across all classes of retail trade (e.g., grocery, drug, mass merchandise club, convenience, specialty) (Wal Mart, direct response sales, medical and related professional sales, and Internet sales, are excluded so that the Company may sell to or through them) within the Continental United States. ESM will be paid a commission rate of five percent (5%) of net invoiced sales of the products in the territory during the term of the agreement. ESM also will be the Company's non-exclusive agent to identify prospective third-party licensees of the Company's trademarks and trade names. Under the agreement, the Company will pay ESM a finder's fee or royalty of five percent (5%) of licensee or sponsorship fees received, if any. The initial term of the agreement shall be for one year, commencing on the effective date of August 1, 2005. After expiration of the initial term, the agreement shall continue in effect indefinitely, unless and until it is terminated by either party, with or without cause, upon 60 (sixty) days prior written notice to the other party.



SECTION 8 - OTHER EVENTS

         ITEM 8.01         OTHER EVENTS

         On July 26, 2005, the Company issued a press release announcing that it entered into the brokerage agreement as described in Item 1.01 above. A copy of this press release is attached as Exhibit 99.1 hereto. The reader is advised to read the press release in its entirety.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibit 99.1      Press release dated July 26, 2005





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             VASO ACTIVE PHARMACEUTICALS, INC.

Date: July 26, 2005                          By: /s/ Joseph Frattaroli
                                                 -------------------------------
                                                 Name: Joseph Frattaroli
                                                 Title: Acting CEO and President